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Exhibit 10.36

FORM OF ASSIGNMENT AND ASSUMPTION AGREEMENT
(SEVENTH MEZZANINE LOAN)

        THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (this "Agreement") is made as of the 21st day of December, 2007, between JPMORGAN CHASE BANK, N.A., a banking association chartered under the laws of the United States of America, in its capacity as collateral agent for the Seventh Mezzanine Noteholders (hereinafter defined) ("Prior Mezzanine Lender"), having an address at 270 Park Avenue, New York, New York 10017-2014, and HCP MEZZANINE LENDER, LLC, a Delaware limited liability company ("New Mezzanine Lender"), having an address at c/o HCP, Inc., 3760 Kilroy Airport Way, Suite 300, Long Beach, California 90806.

RECITALS:

        WHEREAS, pursuant to that certain Loan Agreement, dated as of December 21, 2007, made by and among JPMORGAN CHASE BANK, N.A., a banking association chartered under the laws of the United States of America ("JPMorgan"), in its capacity as collateral agent for the Mortgage Noteholders (hereinafter defined) (in such capacity, the "Mortgage Loan Collateral Agent"), and the parties listed on Schedule 1 attached hereto (collectively, the "Mortgage Borrower"), and HCR MANORCARE MARYLAND PROPERTIES, LLC, a Delaware limited liability company (as amended, supplemented or otherwise modified from time to time, the "Mortgage Loan Agreement"), JPMorgan, COLUMN FINANCIAL, INC., a Delaware corporation ("Column"), and BANK OF AMERICA, N.A., a national banking association ("BofA", and together with JPMorgan and Column, the "Mortgage Noteholders"), made a loan in the original principal amount of $3,000,000,000.00 (the "Mortgage Loan") to Mortgage Borrower;

        WHEREAS, pursuant to that certain Loan Agreement (First Mezzanine Loan), of even date with the Mortgage Loan Agreement, made by and among JPMorgan, in its capacity as collateral agent for the First Mezzanine Noteholders (hereinafter defined) (in such capacity, the "First Mezzanine Loan Collateral Agent"), and HCR I-A PROPERTIES, LLC, a Delaware limited liability company, and HCR I-B PROPERTIES, LLC, a Delaware limited liability company (collectively, the "First Mezzanine Borrower"), JPMorgan, Column and BofA (collectively, the "First Mezzanine Noteholders") made a loan in the original principal amount of $100,000,000.00 to First Mezzanine Borrower (the "First Mezzanine Loan");

        WHEREAS, pursuant to that certain Loan Agreement (Second Mezzanine Loan), of even date with the Mortgage Loan Agreement, made by and among JPMorgan, in its capacity as collateral agent for the Second Mezzanine Noteholders (hereinafter defined) (in such capacity, the "Second Mezzanine Loan Collateral Agent"), and HCR II PROPERTIES, LLC, a Delaware limited liability company (the "Second Mezzanine Borrower"), JPMorgan, Column and BofA (collectively, the "Second Mezzanine Noteholders") made a loan in the original principal amount of $250,000,000.00 to Second Mezzanine Borrower (the "Second Mezzanine Loan");

        WHEREAS, pursuant to that certain Loan Agreement (Third Mezzanine Loan), of even date with the Mortgage Loan Agreement, made by and among JPMorgan, in its capacity as collateral agent for the Third Mezzanine Noteholders (hereinafter defined) (in such capacity, the "Third Mezzanine Loan Collateral Agent"), and HCR III PROPERTIES, LLC, a Delaware limited liability company (the "Third Mezzanine Borrower"), JPMorgan, Column and BofA (collectively, the "Third Mezzanine Noteholders") made a loan in the original principal amount of $250,000,000.00 to Third Mezzanine Borrower (the "Third Mezzanine Loan");

        WHEREAS, pursuant to that certain Loan Agreement (Fourth Mezzanine Loan), of even date with the Mortgage Loan Agreement, made by and among JPMorgan, in its capacity as collateral agent for the Fourth Mezzanine Noteholders (hereinafter defined) (in such capacity, the "Fourth Mezzanine Loan Collateral Agent"), and HCR IV PROPERTIES, LLC, a Delaware limited liability company (the "Fourth Mezzanine Borrower"), JPMorgan, Column and BofA (collectively, the "Fourth Mezzanine

Noteholders") made a loan in the original principal amount of $250,000,000.00 to Fourth Mezzanine Borrower (the "Fourth Mezzanine Loan");

        WHEREAS, pursuant to that certain Loan Agreement (Fifth Mezzanine Loan), of even date with the Mortgage Loan Agreement, made by and among JPMorgan, in its capacity as collateral agent for the Fifth Mezzanine Noteholders (hereinafter defined) (in such capacity, the "Fifth Mezzanine Loan Collateral Agent"), and HCR V PROPERTIES, LLC, a Delaware limited liability company (the "Fifth Mezzanine Borrower"), JPMorgan, Column and BofA (collectively, the "Fifth Mezzanine Noteholders") made a loan in the original principal amount of $250,000,000.00 to Fifth Mezzanine Borrower (the "Fifth Mezzanine Loan");

        WHEREAS, pursuant to that certain Loan Agreement (Sixth Mezzanine Loan), of even date with the Mortgage Loan Agreement, made by and among JPMorgan, in its capacity as collateral agent for the Sixth Mezzanine Noteholders (hereinafter defined) (in such capacity, the "Sixth Mezzanine Loan Collateral Agent"), and HCR VI PROPERTIES, LLC, a Delaware limited liability company (the "Sixth Mezzanine Borrower"), JPMorgan, Column and BofA (collectively, the "Sixth Mezzanine Noteholders") made a loan in the original principal amount of $250,000,000.00 to Sixth Mezzanine Borrower (the "Sixth Mezzanine Loan");

        WHEREAS, pursuant to that certain Loan Agreement (Seventh Mezzanine Loan), of even date with the Mortgage Loan Agreement, made by and among Prior Mezzanine Lender and HCR VII PROPERTIES, LLC, a Delaware limited liability company (the "Seventh Mezzanine Borrower"), JPMorgan, Column and BofA (collectively, the "Seventh Mezzanine Noteholders") made a loan in the original principal amount of $250,000,000.00 to Seventh Mezzanine Borrower (the "Seventh Mezzanine Loan");

        WHEREAS, pursuant to that certain Credit Agreement of even date with the Mortgage Loan Agreement (the "Corporate Loan Agreement") made by and among JPMorgan, in its capacity as administrative agent and collateral agent (in such capacity, the "Corporate Loan Collateral Agent"), MANORCARE, INC., a Delaware corporation, and HCR HEALTHCARE, LLC, a Delaware limited liability company (collectively, the "Corporate Loan Borrower"), the several banks and other financial institutions or entities from time to time parties thereto (the "Corporate Lenders"), and JPMorgan, Column and BofA as Joint Lead Arrangers and Joint Bookrunners (as each such term is defined in the Corporate Loan Agreement) made a loan in the original principal amount of $900,000,000.00 to Corporate Borrower (the "Corporate Loan");

        WHEREAS, Mortgage Loan Collateral Agent, First Mezzanine Loan Collateral Agent, Second Mezzanine Loan Collateral Agent, Third Mezzanine Loan Collateral Agent, Fourth Mezzanine Loan Collateral Agent, Fifth Mezzanine Loan Collateral Agent, Sixth Mezzanine Loan Collateral Agent and Prior Mezzanine Lender entered into that certain Intercreditor Agreement, of even date with the Mortgage Loan Agreement (the "CMBS Loan Intercreditor Agreement");

        WHEREAS, Mortgage Loan Collateral Agent, First Mezzanine Loan Collateral Agent, Second Mezzanine Loan Collateral Agent, Third Mezzanine Loan Collateral Agent, Fourth Mezzanine Loan Collateral Agent, Fifth Mezzanine Loan Collateral Agent, Sixth Mezzanine Loan Collateral Agent, Prior Mezzanine Lender and Corporate Loan Collateral Agent entered into that certain Intercreditor Agreement, of even date with the Mortgage Loan Agreement (the "Corporate Loan Intercreditor Agreement", and together with the CMBS Loan Intercreditor Agreement, collectively, the "Intercreditor Agreements");

        WHEREAS, pursuant to that certain Omnibus Assignment (Seventh Mezzanine Loan), of even date herewith made by and between Prior Mezzanine Lender and New Mezzanine Lender (the "Assignment"), Prior Mezzanine Lender has assigned all of Seventh Mezzanine Noteholders' right, title

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and interest in and to the Seventh Mezzanine Loan and the Seventh Mezzanine Loan Documents to New Mezzanine Lender; and,

        WHEREAS, New Mezzanine Lender is willing to accept the assignment and enter into the Intercreditor Agreements.

        NOW, THEREFORE, in consideration of the covenants, agreements, representations and/or warranties of Prior Mezzanine Lender and New Mezzanine Lender set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each of Prior Mezzanine Lender and New Mezzanine Lender, Prior Mezzanine Lender and New Mezzanine Lender do hereby agree as follows:

        1.     Defined terms are indicated herein by initial capital letters. Initially capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the CMBS Loan Intercreditor Agreement.

        2.     Prior Mezzanine Lender hereby assigns all of its right, title and interest in and to the Intercreditor Agreements to New Mezzanine Lender.

        3.     New Mezzanine Lender hereby represents that it is a "Qualified Transferee" as defined in the CMBS Loan Intercreditor Agreement. Future assignments of the Seventh Mezzanine Loan shall be in accordance with the terms of the CMBS Loan Intercreditor Agreement.

        4.     New Mezzanine Lender hereby accepts the foregoing assignment of the Intercreditor Agreements and the other Seventh Mezzanine Loan Documents and hereby assumes and agrees to fulfill, perform and discharge, from and after the date hereof, all of its various commitments, obligations and liabilities of Prior Mezzanine Lender under the Intercreditor Agreements accruing from and after the date hereof, to the same effect as if New Mezzanine Lender had been the Prior Mezzanine Lender under the Intercreditor Agreements.

        5.     Except as set forth in the Assignment, the assignments contemplated herein are made without representation or warranty, express or implied and without recourse to the Prior Mezzanine Lender in any manner whatsoever.

        6.     This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

        7.     This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which, together, shall be deemed one agreement.

        [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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        IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to by duly executed as of date first above written.

PRIOR MEZZANINE LENDER:
JPMORGAN CHASE BANK, N.A., a national banking association chartered under the laws of the United States of America

By:
Name:
Title:

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

NEW MEZZANINE LENDER:
HCP MEZZANINE LENDER, LLC, a Delaware limited liability company

By:	HCP, INC., a Maryland corporation, its Managing Member

By:
Name: Edward J. Henning
Title: Executive Vice President

SCHEDULE 1

MORTGAGE LOAN BORROWERS

301 HCR Properties of Oklahoma City (Northwest), LLC
304 HCR Properties of Midwest City OK, LLC
306 HCR Properties of Oklahoma City (Southwest), LLC
307 HCR Properties of Tulsa OK, LLC
503 HCR Properties-Stratford Hall of Richmond VA, LLC
512 HCR Properties-Columbia SC, LLC
526 HCR Properties-Lexington SC, LLC
527 HCR Properties of Arlington VA, LLC
531 HCR Properties-West Ashley-Charleston SC, LLC
539 HCR Properties-Fair Oaks of Fairfax VA, LLC
553 HCR Properties-Imperial of Richmond VA, LLC
670 HCR Properties-Arden Courts of Annandale VA, LLC
4015 HCR Properties-Charleston of Hanahan SC, LLC
4031 HCR Properties-Oakmont of Union SC, LLC
4032 HCR Properties-Oakmont East-Greenville SC, LLC
4033 HCR Properties-Oakmont West-Greenville SC, LLC
4071 HCR Properties-Medical Care Center-Lynchburg VA, LLC
4074 HCR Properties of Alexandria VA, LLC
HCR ManorCare Maryland Properties II, LLC
HCR ManorCare Properties, LLC
HCR ManorCare West Virginia Properties, LLC

NOTE: all entities listed above are Delaware limited liability companies

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  Exhibit 10.36
SCHEDULE 1 MORTGAGE LOAN BORROWERS